Exhibit 99.1

Realising value

Enstar Investor Presentation Grand Hyatt, New York, NY June 19, 2012

www.enstargroup.com

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Disclaimer

This presentation includes certain forward-looking statements regarding our views with respect to our business, operations, loss reserves, investment portfolio, economic model, and our expected performance for future periods, as well as the run-off market and industry conditions. These statements are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those set forth in the forward-looking statements. Forward-looking statements involve significant risks and uncertainties, including risks of changing market conditions in the overall economy and the industry, the success of implementing our strategies, the adequacy of our loss reserves, the regulatory environment, current and future litigation, the success of new acquisitions, competitive pressures, loss of key personnel, our liquidity and other factors detailed in our Annual Report on Form 10-K and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during the presentation reflects Enstar Group Limited’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. For more complete information about Enstar Group Limited, you should read our reports filed with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, which you may also access through our website at http://www.enstargroup.com/Financial-Information.

Today’s Agenda Company overview & recent highlights Enstar’s economic model Acquisition process Reserve savings Investments Financial historical data Closing remarks / Q&A

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Company overview & recent highlights

Founded in Bermuda in 1993 by members of current management team Holding company formed in 2001 Public company January 31, 2007 Headquartered in Bermuda with 11 offices in 9 countries and 400+ employees Largest stand alone run-off company Strong value proposition for vendors Sale, or reinsurance, of run-off liabilities enables sellers to free up committed capital, reduce expenses and provide certainty and finality for non-core legacy liabilities Primary objective is to compound net book value per share over time By growth in net earnings and re-investing in acquisitions Over $600 million net earnings since becoming a public company in January 2007 (all of which have been re-invested in the business)

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Company overview & recent highlights (cont’d)

Liability management is greatest source of Enstar’s value creation Gross loss reserves at March 31, 2012 amounted to $4.1 billion Acquired 35 companies and 17 portfolios of business in run-off to date Interest in Lloyd’s run-off managing agent now 100% Enstar Completed largest acquisition to date in 2011—Clarendon Total acquired assets of $1.9 billion and gross loss reserves of $1.6 billion Bringing total assets (at March 31, 2012) to $6.5 billion Acquisitions and earnings to date have resulted in a successful track record of compounding book value at 21.1% over the last 5 years (per share fully diluted CAGR)

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Growth in Fully Diluted Book Value Per Share December 31, 2006 – December 31, 2011

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Book Value Per Share

$90 $80 $70 $60 $50 $40 $30 $20 $10 $0

$82.97

$71.68

$58.06

$45.18

$36.92

$31.85

2006 2007 2008 2009 2010 2011

Years ended December 31st

CAGR 21.1%

Company overview & recent highlights (cont’d)

Significant financial resources—at March 31, 2012 had shareholders’ equity of $1.4 billion and over $300 million of capital and financial resources to fund future acquisitions, excluding any acquisition-specific debt financing Enstar has rapidly de-levered from 2008 levels, leaving opportunity to raise debt financing to fund future M&A activity

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Enstar Debt / Capital Over Time

31.0%

19.2%

16.8%

12.6%

10.5%

$391.5

$255.0

$245.3

$242.7

$60.3

$60.2

2007 2008 2009 2010 2011

Total Debt Debt / (Debt + Common + Non-controlling Interest)

Your strategic partner Company overview & recent highlights (cont’d)—Run-off market overview

Worldwide Excess capacity in the insurance market should require consolidation or cessation of business, providing significant opportunities for Enstar Insurance industry trading at a discount to book suggests that investors want change and consolidation United States Size of run-off liabilities has been quoted by industry sources at approximately $200 billion US run-off market is significant focus for Enstar Many US run-off liabilities are embedded in ongoing insurance groups rather than stand alone entities – will likely result in more portfolio reinsurance transactions rather than entity acquisitions Enstar now has significant US operations and is well known by, and has good relationships with, regulators 8

Company overview & recent highlights (cont’d)—Run-off market overview

Europe

Industry sources estimate size of run-off liabilities to be approximately €200 billion Severity of catastrophic losses in 2011, concerns over European debt crisis and delays in Solvency II implementation are likely to delay European run-off solutions and divestments Lloyd’s Volume of new RITC transactions are now limited but significant potential run-off portfolios remain within Lloyd’s, providing Loss Portfolio Transfer reinsurance opportunities

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Enstar’s economic model

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Step 1: Enstar acquires insurance liabilities from vendors

Step 2: Enstar generates profits from run-off entities through investment income and loss reserve savings

Step 3: Profits released from the underlying regulated entities can be redeployed into the business and used to fund future acquisitions

Enstar recycles capital through its business operating cycle, creating a strong source of book value per share growth and internal financing

Redeploy Capital

Acquire Liabilities

Harvest Equity

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Enstar’s economic model – Balance sheet growth

Enstar Group Limited Balance Sheet

December 31, 2001 to December 31, 2011

7,000

6,000

5,000

(In $millions)

4,000

3,000

2,000 1,000 0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Year

Total Assets

Total Loss Reserves

Total Net Book Value

Total Non-controlling interest

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Enstar’s economic model – Acquisition history

Summary of acquisitions (2001 – 2011)

Acquisition Year Number of Acquisitions Total Assets Acquired $’m Gross Reserves Acquired$’m Purchase Prices/Capital Required$’m Bank Debt $’m Other Funding $’m 2003 + prior 3 649.2 575.6 43.8 -— 43.8 2004 4 760.8 732.8 26.2 -— 26.2 2005 1 43.5 42.0 1.5 -— 1.5 2006 3 645.5 422.6 187.5 44.4 143.1 2007 3 792.8 501.5 120.0 42.1 77.9 2008 13 3,628.1 2,349.1 1,147.4 586.5 560.9 2009 4 269.6 202.2 32.4 -— 32.4 2010 14 1,699.7 1,498.6 255.1 71.0 184.1 2011 7 2,132.7 1,794.7 265.6 112.3 153.3 TOTAL 52 10,621.9 8,119.1 2,079.5 856.3 1,223.2

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Enstar’s economic model – How Enstar acquires companies & portfolios in run-off Enstar’s transaction pipeline is a significant strategic advantage and highly proprietary Past M&A activity has been sourced from a pipeline many times the size of our annual transaction volume and value Senior leadership at Enstar spends significant time “on the road” sourcing prospects and actively engaged in due diligence & negotiation of acquisitions Run-off M&A is “lumpy” by nature – volume of closed deals is not indicative of pipeline depth or quality at any point in time

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Enstar’s economic model – How Enstar acquires companies & portfolios in run-off (cont’d) Market tender process is often as follows: Request for Proposal to the run-off market with Teaser Desktop due diligence in first round followed by non-binding offer If short-listed then detailed due diligence – actuarial, claims, reinsurance asset and investments If successful, then exclusive contract negotiations and financing discussion Board and/or executive management discussion and approval Signing of SPA begins regulatory approval process (if required) On receipt of regulatory approval, completion and funding take place

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Enstar’s economic model – How Enstar acquires companies & portfolios in run-off (cont’d)

Due diligence process is largely as follows: Oversight and coordination by Enstar’s M&A team: Actuarial review Review of claims and underwriting files Review of performance and security of reinsurers Review of investment portfolio Tax review—audit firm Legal review – in-house and external counsel Internal peer review Run-off model prepared by Enstar’s M&A team forecasts conservative levels of reserve savings, investment income, expenses, tax and distributions

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Enstar’s economic model – How Enstar acquires companies & portfolios in run-off (cont’d) Sale process can often take many years before completion Acquisition of Australian operations (Gordian) was reviewed twice before completion in 2008 (once in 2001 and once in 2004) Sale of Clarendon was presented to the market twice before completion in 2011 Unionamerica was a strategic decision by Travelers to cease non-core operations, package them as “ready for sale” and complete process (which took three years) Post-acquisition Enstar implements a transition process to: Analyze all counter party relationships with policyholders, brokers and reinsurers Analyze reinsurance asset for additional recoveries or areas of weakness Restructure investment portfolio in line with Group strategy and run-off profile Determine commutation targets Reduce staff to optimum level

Enstar’s economic model – Harvesting equity through loss reserve savings

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We manage and harvest our loss reserves to generate earnings

Approximately $1.1 billion of net reserves savings since becoming public company in 2007

Diversified portfolio of legacy liabilities, with focus on long-tail casualty / workers comp / asbestos

28.7% compound growth in gross loss reserves since 2006

Disciplined claims management and successful commutations of our gross loss reserves at December 31, 2011 of $4.3 billion should produce significant savings over time

Insurance Liabilities by Line (2011)

Range of Actuarial Estimates (2011)

General Casualty 25%

Workers Comp / Personal Accident 25%

Other 14%

Asbestos 14%

Construction Defect 7%

Marine & Aviation 7%

Environmental 3%

Unallocated LAE 6%

Total: $4,283mm

$4,752

$4,283

$3,763

Low

Selected

High

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Enstar’s economic model – Harvesting equity through loss reserve savngs (cont’d)

Primary aims

Commuting policies with individual policy holders

Settling litigation (where appropriate) to avoid legal costs

Disciplined claims management and handling procedures

Effective recovery of reinsurance assets

Commuting policies

Primarily relates to reinsurance contracts or policy buy-backs from direct insureds

One-time settlement of all liabilities under the policies written by the acquired company

Targets initially determined at due diligence and prioritized post-acquisition Relationships are analyzed and combined with other Group relationships

Growth in acquisitions provides greater commutation leverage

All significant counterparties’ files are inspected by Cranmore

Contract validation and reserve issues are primary incentive for policyholder to commute

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Enstar’s economic model – Harvesting equity through loss reserve savings (cont’d)

Commuting policies (cont’d)

Commutations can take many months or years to complete

All commutations require approval by one of joint COO’s or CFO and follow a robust sign-off process

Disciplined claims management

On acquisition Enstar’s claim tracking system is installed in new company

Claims approval levels are set for all claims staff

Claims inspections are prioritized, scheduled and performed by Cranmore

Usage of third-party lawyers is reviewed and rationalized

Participation in market claims settlements is reviewed and reduced where appropriate

Enstar’s economic model – Harvesting equity through loss reserve savings (cont’d)

Bad debt recovery and commutations of ceded reinsurance policies across multiple entities also provide opportunities for Enstar to generate reserve savings

Our bad debt provision represents >17% of our reinsurance asset before bad debt provisions

However, “A-” or better-rated counterparties represent ~95% of our reinsurance asset after bad debt provisions

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Reinsurance Asset as at March 31, 2012

Reinsurance recoverables due from: $M

“A-” rated reinsurers 1,558.5

All other reinsurers 432.5

Total reinsurance recoverable before bad debt provisions 1,991.0

Bad debt provisions (349.7)

Net reinsurance recoverable $ 1,641.3

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Enstar’s economic model – Harvesting equity through investment income

Investment strategy—Constraints

We will generally have negative cash flows from operations driven primarily by commutations

Our cash and investment portfolio is split amongst all our regulated entities subject to local regulatory and bank loan constraints

Required to post collateral in short duration, highly rated, low return investments—$1.2 billion of collateral posted at March 31, 2012

To fund acquisitions, we aim to internally distribute capital that is surplus to regulatory requirements, which reduces our ability to invest in higher yielding but less admissible assets

Current economic environment provides for low yields on high quality investments – extra duration provides little additional yield but locks up investments

Loss reserves are our key risk area – we aim to take relatively little risk with our investment portfolio

We aim to settle the majority of liabilities of our entities between 5 and 7 years and match the duration of the investment portfolio accordingly

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Enstar’s economic model – Harvesting equity through investment income

Strategy/opportunities

Duration of majority (approximately 85% to 90%) of our investments will be between one month and 5 years

Investments with duration over one year are primarily held to maturity

Actively pursuing opportunistic investments with attractive risk / return within stated guidelines (up to 10-15% of our portfolio)

Potential hardening of interest rates off of recent historical lows

Further centralized management of our 52 individual portfolios, with a focus on maximizing efficiencies

Management

Investment Committee—Bob Campbell, Chuck Akre, Sumit Rajpal, Richard Harris and David Rocke

Chief Investment Officer – Roger Thompson

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Enstar’s economic model – Harvesting equity through investment income

The following table provides a breakdown of the fair value of our cash and investment portfolio at March 31, 2012:

Alternative Investments $627.2m

Fair Value Percent of Cash

Type of Investment $M and Investments

U. S. Government and agency 389.5 8%

Non U.S. government 401.6 9%

Corporate 1,945.6 42%

Municipal 25.4 1%

Residential mortgage-backed 103.4 2%

Commercial mortgage-backed 102.6 2%

Asset-backed 61.9 1%

Other investments 237.9 5%

Public equities 96.0 2%

Cash and cash equivalents 1,238.9 28%

Total 4,602.8 100.0%

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Financial Historical Data Mar 31, 2012 Dec 31, 2011 Dec 31, 2010 Dec 31, 2009 Dec 31, 2008 Dec 31, 2007 Assets Investments & Cash 4,602.8 4,558.9 3,884.5 3,321.1 3,487.9 1,800.5 Reinsurance 1,641.3 1,789.6 961.4 638.3 672.7 465.3 Other 215.7 257.6 390.0 211.4 197.6 151.3 Total Assets 6,459.8 6,606.1 5,235.9 4,170.8 4,358.2 2,417.1 Liabilities Loss Reserves 4,138.6 4,282.9 3,291.3 2,479.1 2,798.3 1591.4 Others 655.5 639.8 728.8 615.6 688.7 311.7 Total Liabilities 4,794.1 4,922.7 4,020.1 3,094.7 3,487.0 1,903.1 Enstar Group Limited Shareholders’ Equity 1,400.8 1,386.0 948.4 801.8 615.2 450.6 Noncontrolling Interest 264.9 297.4 267.4 274.3 256.0 63.4 Total 1,665.7 1,683.4 1,215.8 1,076.1 871.2 514.0 Total Liabilities & Shareholders’ Equity 6,459.8 6,606.1 5,235.9 4,170.8 4,358.2 2,417.1 Summary Balance Sheet Data – December 31, 2007 – March 31, 2012 (in US$ millions)

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Summary Statement of Earnings – December 31, 2007 – March 31, 2012 (in US$ millions) 3-Months Ended Mar 31, 2012 3-Months Ended Mar 31, 2011 12-Months Ended Dec 31, 2011 12-Months Ended Dec 31, 2010 12-Months Ended Dec 31, 2009 12-Months Ended Dec 31, 2008 12-Months Ended Dec 31,007 Consulting fee income 2.2 4.0 17.8 23.0 16.1 25.2 31.9 Net investment income and net realized and unrealized gains 45.8 21.9 77.9 113.0 85.6 24.9 64.3 Gain on bargain purchase 0.0 13.1 13.1 0.0 0.0 50.3 15.7 Net reduction in ultimate loss and loss adjustment expense liabilities 10.8 4.1 295.4 311.8 259.6 242.1 24.5 Total other expenses (39.7) (37.4) (170.4) (155.7) (156.7) (148.0) (75.3) Share of net earnings of partly owned company 0.0 0.0 0.0 10.7 (0.0) (0.2) 0.0 Income taxes (3.7) (0.6) (25.3) (87.1) (27.6) (46.8) 7.4 Net earnings 15.4 5.1 208.5 215.7 177.0 147.5 68.5 Net earnings attributable to non-controlling interest (5.7) (1.6) (54.8) (41.6) (41.8) (65.9) (6.7) Net earnings attributable to Enstar Group Limited 9.7 3.5 153.7 174.1 135.2 81.6 61.8 Financial Historical Data

Closing Remarks / Q&A Your strategic partner 26

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Contact

Enstar Principal Locations Bermuda Windsor Place 3rd Floor 18 Queen Street Hamilton HM 11 Tel: +1 441 292 3645 enquiries@enstargroup.bm USA 7901 4th Street N. #203 St.Petersburg FL 33702 475 Kilvert Street, Suite 330 Warwick RI 02886 411 Fifth Avenue, 5th Floor New York, NY 10016 +1 727 576 1632 enquiries@enstargroup.us.com United Kingdom Avaya House 2 Cathedral Hill Guildford Surrey GU2 7YL America House 2 America Square London EC3N 2LU Tel: +44 1483 452622 enquiries@enstargroup.co.uk Australia Level 9 220 George Street Sydney NSW 2000 Tel: +1 612 8062 4200 enquiries@enstargroup.com.au